UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

MYOMO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b).

Myomo my own motion P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Myomo, Inc. Annual Meeting of Stockholders Thursday, June 25, 2026 9:00 AM, Eastern Time Annual meeting to be held via the Internet - please visit www.proxydocs.com/MYO for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/MYO For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/MYO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 15, 2026. SEE REVERSE FOR FULL AGENDA Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 25, 2026 For Stockholders of record as of April 29, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/MYO Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Myomo my own motion Myomo, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH NOMINEE IN PROPOSAL 1 FOR PROPOSALS 2, 3, 4, 5 AND 7 NO RECOMMENDATION ON PROPOSAL 6 PROPOSAL 1. Elect two Class III directors, namely Paul R. Gudonis and Thomas F. Kirk, each to hold office until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal; 1.01 Paul R. Gudonis 1.02 Thomas F. Kirk 2. Approve in an advisory (non-binding) vote, the compensation of our named executive officers as disclosed in the Proxy Statement; 3. Ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; 4. Approve the adoption of Amendment No. 3 to the Myomo 2018 Stock Option and Incentive Plan, which increases the number of shares available under the Amended 2018 Plan by 1,833,000 shares; 5. Approve an amendment to our certificate of incorporation to increase the number of authorized shares of common stock to 100,000,000; 6. To vote on an advisory (non-binding) shareholder proposal regarding the classification of directors (if properly presented at the Annual Meeting); 7. To approve any adjournments and postponements of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting to approve Proposals 1-6; and 8. Transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).